SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 25, 1999

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of June 29, 1999, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Equity Loan-Backed Term Notes, Series 1999-HS5)


     Residential Funding Mortgage Securities II, Inc. (Exact name of registrant as specified in its charter)


DELAWARE                           333-28025             41-1808858
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
of Incorporation)                  File Number)          Identification No.)


8400 Normandale Lake Blvd.
Suite 600
Minneapolis, Minnesota                         55437
(Address of Principal                          (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000

Item 5.           Other Events.

                  The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and December 31, 1997, and for each of the years in the three year period ended December 31, 1998, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 1999) and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 1999, and for the periods ended March 31, 1999 and March 31, 1998, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 1999 (which was filed with the Securities and Exchange Commission on May 12, 1999), are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No.333-28025) of the Registrant (the "Prospectus"); and (iii) the Prospectus Supplement for Home Equity Loan-Backed Term Notes, Series 1999-HS5, and shall be deemed to be a part hereof.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

    5.1 Opinion of Stroock & Stroock & Lavan LLP as to legality of the securities registered.

    8.1 Opinion of Stroock & Stroock & Lavan LLP regarding certain tax matters (included in Exhibit 5.1).

    23.1 Consent of KPMG LLP, independent auditors of Ambac Assurance Corporation with respect to the Residential Funding Mortgage Securities II, Inc. Home Equity Loan-Backed Term Notes, Series 1999-HS5.

   23.2      Consent of Stroock & Stroock & Lavan (included in Exhibit 5.1).

841322v3

                                                    SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.


                                        By:  /s/ Stephen Hynes
                                      Name:  Stephen Hynes
                                      Title: Vice President


Dated:  June 25, 1999

                                  EXHIBIT INDEX


              Item 601(a) of
Exhibit       Regulation S-K                          Sequentially Numbered Page
 Number         Exhibit No.      Description

   1               23.1        Accountant's Consent

                                    EXHIBIT 1

                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Ambac Assurance Corporation:


We consent to the incorporation by reference in the registration statement (No. 333-28025) of Residential Funding Mortgage Securities II, Inc. (the "Registrant"), and in the Prospectus Supplement of the Registrant dated June 24, 1999 (the "Prospectus Supplement"), via the Form 8-K of the Registrant dated June 25, 1999 of our report dated January 27, 1999 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and 1997, and for each of the years in the three-year period ended December 31, 1998, which report appears in the Form 10-K of Ambac Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 30, 1999 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.


                                                     KPMG LLP


New York, New York
June 25, 1999